Lisa F. Muller

Counsel

September 10, 2015

VIA ELECTRONIC FILING

Securities and Exchange Commission

Division of Investment Management

Office of Insurance Products

100 F Street, NE

Washington, D.C. 20549

Re:                             National Variable Life Insurance Account, File No. 811-09044

Rule 30b2-1 Filing

To Whom It May Concern:

As required by Rule 30e-2 under the Investment Company Act of 1940 (“Act”), as amended, National Life Insurance Company, on behalf of National Variable Life Insurance Account, the Registrant, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report(s) for the period ending June 30, 2015 of the underlying management investment companies in which the Registrant invests that are reflective of the contract owner’s subaccount allocation.

Underlying Management Investment Company	CIK Number
Alger American Fund	0000832566
Large Cap Growth Portfolio
Small Cap Growth Portfolio
Capital Appreciation Portfolio
Invesco Variable Insurance Funds	0000896435
V.I. Mid Cap Growth Fund
V.I. Global Health Care Fund
V.I. Technology Fund
AllianceBernstein Variable Products Series Fund, Inc.	0000825316
AllianceBernstein International Growth Portfolio
AllianceBernstein International Value Portfolio
AllianceBernstein Small/Mid Cap Value Portfolio
AllianceBernstein Value Portfolio
American Century Variable Portfolios Inc	0000814680
VP Ultra Fund
VP International Fund
VP Income & Growth Fund
VP Value Fund
American Century Variable Portfolios II Inc	0001124155
Inflation Protection Fund

Underlying Management Investment Company	CIK Number
Dreyfus Variable Investment Fund	0000813383
Appreciation Portfolio
Opportunistic Small Cap Portfolio
Quality Bond Portfolio
Dreyfus Socially Responsible Growth Fund, Inc.	0000890064
DWS Investments VIT Funds	0001006373
DWS Equity 500 Index VIP
DWS Small Cap Index VIP
DWS Variable Series II Funds	0000810573
DWS Large Cap Value VIP
DWS Small Mid Cap Value VIP
Variable Insurance Products Fund III	0000927384
Fidelity Variable Insurance Products: Mid Cap Portfolio
Fidelity Variable Insurance Products: Value Strategies Portfolio
Variable Insurance Products Fund	0000356494
Fidelity Variable Insurance Products: Equity-Income Portfolio
Fidelity Variable Insurance Products: Growth Portfolio
Fidelity Variable Insurance Products: High Income Portfolio
Fidelity Variable Insurance Products: Overseas Portfolio
Variable Insurance Products Fund V	0000823535
Fidelity Variable Insurance Products: Investment Grade Bond Portfolio
Fidelity Variable Insurance Products: Money Market Portfolio
Variable Insurance Products Fund II	0000831016
Fidelity Variable Insurance Products: Contrafund Portfolio
Fidelity Variable Insurance Products: Index 500 Portfolio
Franklin Templeton VIP Trust	0000837274
Franklin Small-Mid Cap Growth Securities Fund
Franklin Small Cap Value Fund
Franklin U.S. Government Securities Fund
Franklin Mutual Global Discovery Fund
Mutual Shares Securities Fund
Templeton Foreign Securities Fund
Franklin Global Real Estate Fund
JPMorgan Insurance Trust	0000909221
Small Cap Core Portfolio
Neuberger Berman Advisers Management Trust	0000736913
Large Cap Value Portfolio
Mid-Cap Growth Portfolio
Small-Cap Growth Portfolio
Short Duration Bond Portfolio
Socially Responsive Portfolio
Oppenheimer Variable Account Funds	0000752737
Main Street Small Cap Fund/VA
Global Strategic Income Fund VA
Capital Income Fund/VA

Sentinel Variable Products Trust	0001112513
Common Stock Fund
Mid Cap Fund
Small Company Fund
Balanced Fund
Bond Fund
T. Rowe Price Equity Series, Inc.	0000918294
Blue Chip Growth Portfolio
Equity Income Portfolio
Health Sciences Portfolio
Personal Strategy Balanced Portfolio
Van Eck Worldwide Insurance Trust	0000811976
VIPT Unconstrained Emerging Markets Bond Fund
VIPT Emerging Markets Fund
VIPT Global Hard Assets Fund
Wells Fargo Advantage Variable Trust Funds	0001081402
VT Discovery Fund
VT Opportunity Fund

We understand these management investment companies have separately filed the above listed semi-annual reports with the Securities and Exchange Commission on Form N-CSRS and therefore are incorporated herein by reference.

We have included with this filing the cover, inside page and back page that we include with our mailing.  Not every underlying fund is in every contract.  Each contract owner only received the annual reports of the management investment companies reflective of the contract owner’s subaccount allocation as of August 15, 2015.

Please contact me at (802)229-7410 if you have any questions regarding this filing.

Regards,

/s/Lisa F. Muller

Lisa F. Muller

Counsel

Attachments

Experience Life®

Underlying Funds Semiannual Reports

For the period ended June 30, 2015

This booklet contains the Semiannual reports for the underlying funds of your variable life insurance policy or annuity contract and additional policy/contract information.

Save paper. Save the environment. Sign up to receive your documents through email and the internet. It’s easy and free, visit NationalLifeGroup.com, click Customer Service, click E-Documents.

National Life Insurance Company®

67214 MK9494(0815) TC60679(0811)p

National Life Group® is a trade name of National Life Insurance Company, Montpelier, VT and its affiliates.

National Life Variable Contracts distributed by Equity Services, Inc. |  Broker/Dealer and Registered Investment Adviser Affiliate of National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604

P: 800-732-8939 |  F: 1-802-229-7054 |  www.NationalLife.com

Centralized Mailing Address: One National Life Drive, Montpelier, Vermont 05604

Date                      August 2015

Dear Variable Product Policyholder:

In an effort to expedite the delivery of important financial information to you — and to minimize the creation of paper documents that you may or may not be interested in reading — National Life now offers an environmentally friendly alternative:

•                  E-documents:  Our electronic delivery system will allow you to read, store, or eliminate all of the compliance materials (prospectuses and the annual and semiannual reports of the underlying funds) you now receive by mail - at your home or office and at your convenience. You simply give us the email address to which you would like your information sent.  Please visit our web site at www.NationalLife.com to register.

In addition to the cost, time, and storage efficiencies this option will generate, we believe it also represents a more responsible use of our country’s natural resources.

Enclosed are the June 30, 2015 Semi-Annual Reports for the underlying funds of your policy as of June 30, 2015, along with the sticker updates to your current prospectus.  Should you have any questions, please do not hesitate to contact your local National Life representative or this office.

Insurance & Annuity Administration